                                                  EXHIBIT 24

                     POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation issuable upon the conversion of its senior subordinated convertible debentures, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 15th day of January, 1994.



                         /s/ Harry G. Beckner
                         ----------------------------------

                     POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation issuable upon the conversion of its senior subordinated convertible debentures, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 17th day of January, 1994.



                         /s/ T. Kimball Brooker
                         ----------------------------------

                     POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation issuable upon the conversion of its senior subordinated convertible debentures, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 17th day of January, 1994.



                         /s/ David H. Cohen
                         ----------------------------------

                     POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation issuable upon the conversion of its senior subordinated convertible debentures, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 15th day of January, 1994.



                         /s/ Charles Marshall
                         ----------------------------------

                     POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation issuable upon the conversion of its senior subordinated convertible debentures, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 17th day of January, 1994.



                         /s/ Gerald M. McCarthy
                         ----------------------------------

                     POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation issuable upon the conversion of its senior subordinated convertible debentures, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 17th day of January, 1994.



                         /s/ Andrew McNally IV
                         ----------------------------------

                     POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation issuable upon the conversion of its senior subordinated convertible debentures, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 17th day of January, 1994.



                         /s/ Albin F. Moschner
                         ----------------------------------

                     POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation issuable upon the conversion of its senior subordinated convertible debentures, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 14th day of January, 1994.



                         /s/ Jerry K. Pearlman
                         ----------------------------------

                     POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints John Borst, Jr., Kell B. Benson and David S. Levin, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-3 relating to the Common Stock and accompanying Common Stock Purchase Rights of Zenith Electronics Corporation issuable upon the conversion of its senior subordinated convertible debentures, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney this 18th day of January, 1994.



                         /s/ Peter S. Willmott
                         ----------------------------------